EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of DaVita Inc. (the “Company”) on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Javier J. Rodriguez, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ JAVIER J. RODRIGUEZ
Javier J. Rodriguez
Chief Executive Officer
February 12, 2021
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.